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                               DIMON Incorporated
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 1994
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                           COMBINED
                                                             DIMON         AUSTRO     AUSTRO      PROFORMA     PROFORMA
                                                          INCORPORATED   HELLENIQUE   TURK       ADJUSTMENT    ADJUSTED
                                                         --------------  ---------- ---------   -----------    ---------
Net sales of goods and services                            $1,449,078     $14,963    $22,725          $0       $1,486,766
Cost of goods and services sold                             1,317,286      13,515     11,916                    1,342,717
                                                         -------------   ---------  ---------   ---------     ------------

                                                              131,792       1,448     10,809           0          144,049
Selling, administrative and general expenses                  117,311       3,016      2,216       1,719 (2)      124,262
                                                         -------------   ---------  ---------   ---------     ------------
Operating income (loss)                                        14,481     (1,568)      8,593      (1,719)          19,787

Other income:
  Interest                                                      7,025         850         99                        7,974
  Sundry                                                        8,675       2,491        571                       11,737
                                                         -------------   ---------  ---------   ---------     ------------
                                                               15,700       3,341        670           0           19,711

Other deductions:
  Interest                                                     35,117       6,936      1,094         862           44,009
  Sundry                                                          419         280      7,538                        8,237
                                                         -------------   ---------  ---------   ---------     ------------
                                                               35,536       7,216      8,632         862           52,246

  Income (loss) before income taxes, minority interest
    and equity in net income of investee companies             (5,355)     (5,443)       631      (2,581)         (12,748)
  Income taxes                                                  2,767                               (981)           1,786
                                                         -------------   ---------  ---------   ---------     ------------
  Income (loss) before minority interest and equity
    in net income of investee companies                        (8,122)     (5,443)       631      (1,600)         (14,534)
  Income applicable to minority interest                          466                                                 466
                                                         -------------   ---------  ---------   ---------     ------------
  Income (loss) before equity in net income of
    investee companies                                         (8,588)     (5,443)       631      (1,600)         (15,000)
  Equity in net income (loss) of investee companies
      (net of U.S. tax expense of $589)                            98                                                  98
                                                         -------------   ---------  ---------   ---------     ------------

Net income (loss)                                              (8,490)     (5,443)       631      (1,600)         (14,902)
                                                         =============   =========  =========   =========     ============

Net income (loss) per share, primary *                           (.22)                                               (.39)
Weighted average number of shares outstanding                  38,091                                              38,091

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 * Computation of fully diluted earnings per share is anti-dilutive

See accompanying notes to unaudited pro forma financial information